Financial risk management	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial risk management
19. Financial risk management
The Group’s approach to the management of financial risks together with sensitivity analyses of its financial instruments is set out below.
Treasury policy
Pearson’s treasury policies set out the Group’s principles for addressing key financial risks including capital risk, liquidity risk, foreign exchange risk and interest rate risk, and sets out measurable targets for each. The Audit Committee receives quarterly reports incorporating compliance with measurable targets and review, and approve, any changes to treasury policies annually.
The treasury function is permitted to use derivatives where their use reduces a risk or allows a transaction to be undertaken more cost effectively. Derivatives permitted include swaps, forwards and collars to manage foreign exchange and interest rate risk, with foreign exchange swap and forward contracts the most commonly executed. Speculative transactions are not permitted.

Capital risk
The Group’s objectives when managing capital are:

•	To maintain a strong balance sheet and a solid investment grade rating;

•	To continue to invest in the business organically and through acquisitions;

•	To have a sustainable and progressive dividend policy, and;

•	To return surplus cash to our shareholders where appropriate.
The Group aimed to maintain net debt at a level less than 1.5 times adjusted EBITDA before the adoption of IFRS 16 and less than 2.2 times adjusted EBITDA after the adoption of IFRS 16. This is consistent with a solid investment-grade rating (assuming no material deterioration in trading performance) and provides comfortable headroom against covenants.
At 31 December 2019 the Group was rated BBB (negative outlook) with Standard and Poor’s and Baa2 (stable outlook) with Moody’s.
Net debt
The Group’s net debt position is set out below:

All figures in £ millions	2019	2018
Cash and cash equivalents	437	568
Derivative financial instruments	15	9
Bank loans and overdrafts	(3)	(43)
Bonds	(593)	(672)
Revolving credit facility	(230)	—
Investment in finance lease receivable	196	—
Lease liabilities	(838)	(5)

Net debt	(1,016)	(143)

Interest and foreign exchange rate management
The Group’s principal currency exposure is to the US dollar which represents more than 60% of the Group’s sales.
The Group’s long-term debt is primarily held in US dollars to provide a natural hedge of this exposure, which is achieved through issued US dollar debt or converting euro debt to US dollars using cross-currency swaps, forwards and collars. As at 31 December 2019, £1,641m of the Group’s debt is held at fixed rates (2018: £674m), with £23m held at floating rates (2018: £103m), partially offset by US dollar cash balances which attract floating rate interest.
See note 16 for details of the Group’s hedging programme which addresses interest rate risk and foreign currency risk.
Overseas profits are converted to sterling to satisfy sterling cash outflows such as dividends at the prevailing spot rate at the time of the transaction. To the extent the Group has sufficient sterling, US dollars may be held as dollar cash to provide a natural offset to the Group’s debt or to satisfy future US dollar cash outflows.

The Group does not have significant cross-border foreign exchange transactional exposures.
As at 31 December 2019, the sensitivity of the carrying value of the Group’s financial instruments to fluctuations in interest rates and exchange rates is as follows:

	2019
All figures in £ millions	Carrying value	Impact of 1% increase in interest rates	Impact of 1% decrease in interest rates	Impact of 10% strengthening in sterling	Impact of 10% weakening in sterling
Investments in unlisted securities	122	—	—	(9)	11
Other receivable	182	—	—	(17)	20
Cash and cash equivalents	437	—	—	(32)	39
Derivative financial instruments	15	16	(18)	22	(23)
Bonds	(593)	11	(12)	53	(64)
Other borrowings	(1,071)	2	(2)	46	(56)
Other net financial assets	560	—	—	(43)	52

Total financial instruments	(348)	29	(32)	20	(21)

	2018
All figures in £ millions	Carrying value	Impact of 1% increase in interest rates	Impact of 1% decrease in interest rates	Impact of 10% strengthening in sterling	Impact of 10% weakening in sterling
Investments in unlisted securities	93	—	—	(7)	9
Cash and cash equivalents	568	—	—	(36)	45
Derivative financial instruments	9	(3)	3	1	(1)
Bonds	(672)	17	(17)	61	(74)
Other borrowings	(48)	—	—	2	(3)
Other net financial assets	620	—	—	(51)	62

Total financial instruments	570	14	(14)	(30)	38

The table shows the sensitivities of the fair values of each class of financial instrument to an isolated change in either interest rates or foreign exchange rates. Other net financial assets comprises trade receivables less trade payables. A significant proportion of the movements shown above would impact equity rather than the income statement due to the location and functional currency of the entities in which they arise and the availability of net investment hedging.

The Group’s income statement is reported at average rates for the year while the balance sheet is translated at the year-end
closing rate. Differences between these rates can distort ratio calculations such as debt to EBITDA and interest cover. Adjusted operating profit translated at year-end
closing rates would be £22m lower than the reported figure of £581m at £559m. Adjusted EBITDA translated at year-end
closing rates would be £26m lower than the reported figure of £804m at £778m.
Liquidity and
re-financing
risk management
The Group regularly reviews the level of cash and debt facilities required to fund its activities. This involves preparing a prudent cash flow forecast for the next three to five years, determining the level of debt facilities required to fund the business, planning for shareholder returns and repayments of maturing debt, and identifying an appropriate amount of headroom to provide a reserve against unexpected outflows.

At 31 December 2019, the Group had cash of £0.4bn and an outstanding drawing of £230m on the US dollar denominated revolving credit facility due 2024 of $1.19bn (£0.9bn).
The $1.19bn facility contains interest cover and leverage covenants which the Group has complied with for the year ended 31 December 2019. The maturity of the carrying values of the Group’s borrowings and trade payables are set out in notes 18 and 24 respectively.
At the end of 2019, the currency split of the Group’s trade payables was US dollar £214m, sterling £57m and other currencies £87m (2018: US dollar £178m, sterling £57m and other currencies £98m) . Trade payables are all due within one year (2018: all due within one year).
The table opposite analyses the Group’s bonds and derivative assets and liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. Short dated derivative instruments have not been included in this table. The amounts disclosed in the table are the contractual undiscounted cash flows (including interest) and as such may differ from the amounts disclosed on the balance sheet.
Financial counterparty and credit risk management
Financial counterparty and credit risk arises from cash and cash equivalents, favourable derivative financial instruments and deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables. Counterparty credit limits, which take published credit rating and other factors into account, are set to cover the Group’s total aggregate exposure to a single financial institution. The limits applicable to published credit rating bands are approved by the Chief Financial Officer within guidelines approved by the Board. Exposures and limits applicable to each financial institution are reviewed on a regular basis.

	Analysed by maturity				Analysed by currency
All figures in £ millions	Greater than one month and less than one year	Later than one year but less than five years	Five years or more	Total	USD	GBP	Other	Total
At 31 December 2019
Bonds	12	354	259	625	177	—	448	625
Rate derivatives – inflows	(19)	(223)	(332)	(574)	(41)	(172)	(361)	(574)
Rate derivatives – outflows	23	237	331	591	242	344	5	591
FX forwards – inflows	(186)	(24)	—	(210)	—	(210)	—	(210)
FX forwards – outflows	186	23	—	209	209	—	—	209

Total	16	367	258	641	587	(38)	92	641

At 31 December 2018
Bonds	14	431	277	722	189	—	533	722
Rate derivatives – inflows	(20)	(288)	(343)	(651)	(40)	(167)	(444)	(651)
Rate derivatives – outflows	23	289	341	653	254	390	9	653
FX forwards – inflows	(251)	(35)	—	(286)	—	(286)	—	(286)
FX forwards – outflows	275	37	—	312	312	—	—	312

Total	41	434	275	750	715	(63)	98	750

Cash deposits and derivative transactions are made with approved counterparties up to pre-agreed
limits. To manage counterparty risk associated with cash and cash equivalents, the Group uses a mixture of money market funds as well as bank deposits. As at 31 December 2019, 84% of cash and cash equivalents was held with investment grade bank counterparties, 12% with AAA money market funds and 4% held with non-investment
grade bank counterparties.
For trade receivables and contract assets the Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, risk associated with the industry and country in which customers operate may also influence the credit risk. The credit quality of customers is assessed by taking into account financial position, past experience and other relevant factors. Individual credit limits are set for each customer based on internal ratings. The compliance with credit limits is regularly monitored by the Group. A default on a trade receivable is when the counterparty fails to make contractual payments within the stated payment terms. Trade receivables and contract assets are written off when there is no reasonable expectation of recovery. The carrying amounts of financial assets, trade receivables and contract assets represent the maximum credit exposure.
Trade receivables and contract assets are subject to impairment using the expected credit loss model. The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected credit loss allowance for all trade receivables and contract assets. To measure the expected credit losses, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. See note 22 for further details about trade receivables and contract assets including movements in provisions for bad and doubtful debts.
Change of accounting policy: Amendments to IFRS 9 and IFRS 7
Pearson has considered the impact of IBOR reform on Pearson’s hedge accounting. The Group has elected to early adopt the ‘Amendments to IFRS 9, and IFRS 7 Interest Rate Benchmark Reform’ issued in September 2019. In accordance with the transition provisions, the amendments have been adopted retrospectively to hedging relationships that existed at the start of the reporting period or were designated thereafter. The amendments provide temporary relief from applying specific hedge accounting requirements to hedging relationships directly affected by IBOR reform.
The reliefs have the effect that IBOR reform should not generally cause hedge accounting to terminate. However, any hedge ineffectiveness continue should be recorded in the income statement. Furthermore, the amendments set out triggers for when the reliefs will end, which include the uncertainty arising from interest rate benchmark reform no longer being present.
Pearson has a limited exposure to changes in the EUR IBOR benchmark. The Group has €395m (£336m) of Interest Rate Swaps which are in fair value hedge relationships of €395m (£336m). Pearson has considered a IBOR transition plan. Pearson currently anticipates that the areas of greatest change will be amendments to the contractual terms of
EUR-IBOR-referenced
floating-rate swaps, and updating hedge designations
In summary, the reliefs provided by the amendments that apply to the Group are:

•
In assessing whether the hedge is expected to be highly effective on a forward-looking basis, the Group has assumed that the Euribor interest rate on which the cash flows of the interest rate swap that hedges fixed-rate Euro bonds is not altered by IBOR reform.

•
The Group will not discontinue hedge accounting during the period of IBOR-related uncertainty solely because the retrospective effectiveness demonstrates ineffectiveness due to IBOR reform. The Group has assessed whether the hedged Euribor risk component is a separately identifiable risk only when it first designates the hedge and not on an ongoing basis